UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2013

SELECT INCOME REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 796-8303

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 14, 2013, Select Income REIT, or the Company, committed to acquire an office property consisting of two buildings located at 16001 Dallas Parkway, Addison, Texas, with approximately 553,799 rentable square feet, or the Property, for a purchase price of $105,000,000, pursuant to an Amended and Restated Purchase and Sale Agreement, entered into as of that date, between the Company and Bracebridge Corporation, or the Purchase and Sale Agreement. The Company’s commitment to acquire the Property followed the termination of a negotiated due diligence period.

On January 16, 2013, a subsidiary of the Company acquired the Property for a cash purchase price of $105,000,000, excluding acquisition costs.  This purchase was funded by using cash on hand and borrowings under the Company’s revolving credit facility.  The Property is leased to Bank of America, National Association.

The description of the Purchase and Sale Agreement is not complete and is subject to and qualified in its entirety by reference to the Purchase and Sale Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Reference is hereby made to the information in Item 1.01 Entry into a Material Definitive Agreement, which is incorporated in this Item 2.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

No financial statements are being filed with this report.  Any required financial statements in connection with the acquisition described in Item 2.01 will be filed by amendment pursuant to Item 9.01(a)(4) within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)                                 Pro Forma Financial Information.

No pro forma financial information is being filed with this report.  Any required pro forma financial information in connection with the acquisition described in Item 2.01 will be filed by amendment pursuant to Item 9.01(b)(2) within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)                                 Exhibits.

2.1                               Amended and Restated Purchase and Sale Agreement, entered into as of January 14, 2013 but effective as of November 20, 2012, between Bracebridge Corporation, as Seller, and Select Income REIT, as Purchaser (with respect to the property located at 16001 Dallas Parkway, Addison, TX).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Date:  January 17, 2013